Calculation of Filing Fee Tables
S-4
Iron Horse Acquisition II Corp.
Table 1: Newly Registered and Carry Forward Securities	☐Not Applicable
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid	1	Equity	Ordinary Shares, $0.0001 par value per share	Other	38,613,817	$ 0.00003333	$ 1,287.00	0.0001381	$ 0.18
Fees to be Paid	2	Equity	Ordinary Shares, $0.0001 par value per share	Other	23,000,000	$ 0.00003333	$ 766.59	0.0001381	$ 0.11
Fees to be Paid	3	Equity	Ordinary Shares, $0.0001 par value per share	Other	2,300,000	$ 0.00003333	$ 76.66	0.0001381	$ 0.01
Fees to be Paid	4	Equity	Ordinary Shares, $0.0001 par value per share	Other	5,750,000	$ 0.00003333	$ 191.65	0.0001381	$ 0.03
Fees to be Paid	5	Equity	Ordinary Shares, $0.0001 par value per share	Other	570,000	$ 0.00003333	$ 19.00	0.0001381	$ 0.00
Fees to be Paid	6	Equity	Ordinary Shares, $0.0001 par value per share	Other	57,000	$ 0.00003333	$ 1.90	0.0001381	$ 0.00
Fees Previously Paid
Carry Forward Securities
Carry Forward Securities
			Total Offering Amounts:				$ 2,342.80		$ 0.33
			Total Fees Previously Paid:						$ 0.00
			Total Fee Offsets:						$ 0.00
			Net Fee Due:						$ 0.33
Offering Note
[1]	Based on the maximum number of ordinary shares, $0.0001 par value per share ("Shares"), issuable upon consummation of a business combination (the "Business Combination") involving Iron Horse Acquisition II Corp. ("IRHO") and Electra Vehicles, Inc. ("Electra"), in accordance with the terms of the Merger Agreement, dated as of April 22, 2026. This number includes: (1) up to 38,613,817 Shares to be issued to the stockholders of Electra Vehicles, Inc.[ in order for them to retain 50.1% of the company]; (2) 23,000,000 to public holders of ordinary shares of IRHO; (3) 2,300,000 Shares to be issued to IRHO's public shareholders for the shares issued to the public shareholders holding 23,000,000 IRHO rights, (4) 5,750,000 Shares to be issued to holders of IRHO founder shares; (5) 570,000 Shares to be issued to IRHO's shareholders for the shares issued in the private placement at the time of the public offering; and (6) 57,000 Shares to be issued to IRHO's shareholders for the shares issued to the those shareholders holding 570,000 IRHO rights. Pursuant to Rule 416(a) of the Securities Act of 1933, as amended (the "Securities Act"), there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from share sub-divisions, share dividends or similar transactions. Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(f)(2) of the Securities Act. Electra Vehicles Inc., a Delaware corporation, is a private company, and no market exists for its securities. IRHO has an accumulated capital deficit; therefore, pursuant to Rule 457(f)(2) under the Securities Act, the proposed maximum offering price is one-third of the aggregate par value of its ordinary shares being acquired in the proposed merger, which is calculated by taking one-third of the product of the par value of $0.0001 and the maximum number of shares of IRHO shares that may be exchanged in the merger, for up to 38,613,817 shares of Electra Common Stock (computed as of May 14, 2026, the latest practicable date prior to the date of filing this registration statement, and inclusive of all shares of its shares of Common Stock issuable upon conversion of any securities convertible into or exercisable for Shares); and treated likewise for the Shares of IRHO. Calculated pursuant to Rule 457 of the Securities Act by calculating the product of (i) the proposed maximum aggregate offering price and (ii) 0.0001381.

[2]	Based on the maximum number of ordinary shares, $0.0001 par value per share ("Shares"), issuable upon consummation of a business combination (the "Business Combination") involving Iron Horse Acquisition II Corp. ("IRHO") and Electra Vehicles, Inc. ("Electra"), in accordance with the terms of the Merger Agreement, dated as of April 22, 2026. This number includes: (1) up to 38,613,817 Shares to be issued to the stockholders of Electra Vehicles, Inc.[ in order for them to retain 50.1% of the company]; (2) 23,000,000 to public holders of ordinary shares of IRHO; (3) 2,300,000 Shares to be issued to IRHO's public shareholders for the shares issued to the public shareholders holding 23,000,000 IRHO rights, (4) 5,750,000 Shares to be issued to holders of IRHO founder shares; (5) 570,000 Shares to be issued to IRHO's shareholders for the shares issued in the private placement at the time of the public offering; and (6) 57,000 Shares to be issued to IRHO's shareholders for the shares issued to the those shareholders holding 570,000 IRHO rights. Pursuant to Rule 416(a) of the Securities Act of 1933, as amended (the "Securities Act"), there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from share sub-divisions, share dividends or similar transactions. Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(f)(2) of the Securities Act. Electra Vehicles Inc., a Delaware corporation, is a private company, and no market exists for its securities. IRHO has an accumulated capital deficit; therefore, pursuant to Rule 457(f)(2) under the Securities Act, the proposed maximum offering price is one-third of the aggregate par value of its ordinary shares being acquired in the proposed merger, which is calculated by taking one-third of the product of the par value of $0.0001 and the maximum number of shares of IRHO shares that may be exchanged in the merger, for up to 38,613,817 shares of Electra Common Stock (computed as of May 14, 2026, the latest practicable date prior to the date of filing this registration statement, and inclusive of all shares of its shares of Common Stock issuable upon conversion of any securities convertible into or exercisable for Shares); and treated likewise for the Shares of IRHO. Calculated pursuant to Rule 457 of the Securities Act by calculating the product of (i) the proposed maximum aggregate offering price and (ii) 0.0001381.

[3]	Based on the maximum number of ordinary shares, $0.0001 par value per share ("Shares"), issuable upon consummation of a business combination (the "Business Combination") involving Iron Horse Acquisition II Corp. ("IRHO") and Electra Vehicles, Inc. ("Electra"), in accordance with the terms of the Merger Agreement, dated as of April 22, 2026. This number includes: (1) up to 38,613,817 Shares to be issued to the stockholders of Electra Vehicles, Inc.[ in order for them to retain 50.1% of the company]; (2) 23,000,000 to public holders of ordinary shares of IRHO; (3) 2,300,000 Shares to be issued to IRHO's public shareholders for the shares issued to the public shareholders holding 23,000,000 IRHO rights, (4) 5,750,000 Shares to be issued to holders of IRHO founder shares; (5) 570,000 Shares to be issued to IRHO's shareholders for the shares issued in the private placement at the time of the public offering; and (6) 57,000 Shares to be issued to IRHO's shareholders for the shares issued to the those shareholders holding 570,000 IRHO rights. Pursuant to Rule 416(a) of the Securities Act of 1933, as amended (the "Securities Act"), there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from share sub-divisions, share dividends or similar transactions. Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(f)(2) of the Securities Act. Electra Vehicles Inc., a Delaware corporation, is a private company, and no market exists for its securities. IRHO has an accumulated capital deficit; therefore, pursuant to Rule 457(f)(2) under the Securities Act, the proposed maximum offering price is one-third of the aggregate par value of its ordinary shares being acquired in the proposed merger, which is calculated by taking one-third of the product of the par value of $0.0001 and the maximum number of shares of IRHO shares that may be exchanged in the merger, for up to 38,613,817 shares of Electra Common Stock (computed as of May 14, 2026, the latest practicable date prior to the date of filing this registration statement, and inclusive of all shares of its shares of Common Stock issuable upon conversion of any securities convertible into or exercisable for Shares); and treated likewise for the Shares of IRHO. Calculated pursuant to Rule 457 of the Securities Act by calculating the product of (i) the proposed maximum aggregate offering price and (ii) 0.0001381.

[4]	Based on the maximum number of ordinary shares, $0.0001 par value per share ("Shares"), issuable upon consummation of a business combination (the "Business Combination") involving Iron Horse Acquisition II Corp. ("IRHO") and Electra Vehicles, Inc. ("Electra"), in accordance with the terms of the Merger Agreement, dated as of April 22, 2026. This number includes: (1) up to 38,613,817 Shares to be issued to the stockholders of Electra Vehicles, Inc.[ in order for them to retain 50.1% of the company]; (2) 23,000,000 to public holders of ordinary shares of IRHO; (3) 2,300,000 Shares to be issued to IRHO's public shareholders for the shares issued to the public shareholders holding 23,000,000 IRHO rights, (4) 5,750,000 Shares to be issued to holders of IRHO founder shares; (5) 570,000 Shares to be issued to IRHO's shareholders for the shares issued in the private placement at the time of the public offering; and (6) 57,000 Shares to be issued to IRHO's shareholders for the shares issued to the those shareholders holding 570,000 IRHO rights. Pursuant to Rule 416(a) of the Securities Act of 1933, as amended (the "Securities Act"), there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from share sub-divisions, share dividends or similar transactions. Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(f)(2) of the Securities Act. Electra Vehicles Inc., a Delaware corporation, is a private company, and no market exists for its securities. IRHO has an accumulated capital deficit; therefore, pursuant to Rule 457(f)(2) under the Securities Act, the proposed maximum offering price is one-third of the aggregate par value of its ordinary shares being acquired in the proposed merger, which is calculated by taking one-third of the product of the par value of $0.0001 and the maximum number of shares of IRHO shares that may be exchanged in the merger, for up to 38,613,817 shares of Electra Common Stock (computed as of May 14, 2026, the latest practicable date prior to the date of filing this registration statement, and inclusive of all shares of its shares of Common Stock issuable upon conversion of any securities convertible into or exercisable for Shares); and treated likewise for the Shares of IRHO. Calculated pursuant to Rule 457 of the Securities Act by calculating the product of (i) the proposed maximum aggregate offering price and (ii) 0.0001381.

[5]	Based on the maximum number of ordinary shares, $0.0001 par value per share ("Shares"), issuable upon consummation of a business combination (the "Business Combination") involving Iron Horse Acquisition II Corp. ("IRHO") and Electra Vehicles, Inc. ("Electra"), in accordance with the terms of the Merger Agreement, dated as of April 22, 2026. This number includes: (1) up to 38,613,817 Shares to be issued to the stockholders of Electra Vehicles, Inc.[ in order for them to retain 50.1% of the company]; (2) 23,000,000 to public holders of ordinary shares of IRHO; (3) 2,300,000 Shares to be issued to IRHO's public shareholders for the shares issued to the public shareholders holding 23,000,000 IRHO rights, (4) 5,750,000 Shares to be issued to holders of IRHO founder shares; (5) 570,000 Shares to be issued to IRHO's shareholders for the shares issued in the private placement at the time of the public offering; and (6) 57,000 Shares to be issued to IRHO's shareholders for the shares issued to the those shareholders holding 570,000 IRHO rights. Pursuant to Rule 416(a) of the Securities Act of 1933, as amended (the "Securities Act"), there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from share sub-divisions, share dividends or similar transactions. Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(f)(2) of the Securities Act. Electra Vehicles Inc., a Delaware corporation, is a private company, and no market exists for its securities. IRHO has an accumulated capital deficit; therefore, pursuant to Rule 457(f)(2) under the Securities Act, the proposed maximum offering price is one-third of the aggregate par value of its ordinary shares being acquired in the proposed merger, which is calculated by taking one-third of the product of the par value of $0.0001 and the maximum number of shares of IRHO shares that may be exchanged in the merger, for up to 38,613,817 shares of Electra Common Stock (computed as of May 14, 2026, the latest practicable date prior to the date of filing this registration statement, and inclusive of all shares of its shares of Common Stock issuable upon conversion of any securities convertible into or exercisable for Shares); and treated likewise for the Shares of IRHO. Calculated pursuant to Rule 457 of the Securities Act by calculating the product of (i) the proposed maximum aggregate offering price and (ii) 0.0001381.

[6]	Based on the maximum number of ordinary shares, $0.0001 par value per share ("Shares"), issuable upon consummation of a business combination (the "Business Combination") involving Iron Horse Acquisition II Corp. ("IRHO") and Electra Vehicles, Inc. ("Electra"), in accordance with the terms of the Merger Agreement, dated as of April 22, 2026. This number includes: (1) up to 38,613,817 Shares to be issued to the stockholders of Electra Vehicles, Inc.[ in order for them to retain 50.1% of the company]; (2) 23,000,000 to public holders of ordinary shares of IRHO; (3) 2,300,000 Shares to be issued to IRHO's public shareholders for the shares issued to the public shareholders holding 23,000,000 IRHO rights, (4) 5,750,000 Shares to be issued to holders of IRHO founder shares; (5) 570,000 Shares to be issued to IRHO's shareholders for the shares issued in the private placement at the time of the public offering; and (6) 57,000 Shares to be issued to IRHO's shareholders for the shares issued to the those shareholders holding 570,000 IRHO rights. Pursuant to Rule 416(a) of the Securities Act of 1933, as amended (the "Securities Act"), there are also being registered an indeterminable number of additional securities as may be issued to prevent dilution resulting from share sub-divisions, share dividends or similar transactions. Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(f)(2) of the Securities Act. Electra Vehicles Inc., a Delaware corporation, is a private company, and no market exists for its securities. IRHO has an accumulated capital deficit; therefore, pursuant to Rule 457(f)(2) under the Securities Act, the proposed maximum offering price is one-third of the aggregate par value of its ordinary shares being acquired in the proposed merger, which is calculated by taking one-third of the product of the par value of $0.0001 and the maximum number of shares of IRHO shares that may be exchanged in the merger, for up to 38,613,817 shares of Electra Common Stock (computed as of May 14, 2026, the latest practicable date prior to the date of filing this registration statement, and inclusive of all shares of its shares of Common Stock issuable upon conversion of any securities convertible into or exercisable for Shares); and treated likewise for the Shares of IRHO. Calculated pursuant to Rule 457 of the Securities Act by calculating the product of (i) the proposed maximum aggregate offering price and (ii) 0.0001381.

Table 2: Fee Offset Claims and Sources	☑Not Applicable
	Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims
Fee Offset Sources
Rule 457(p)
Fee Offset Claims
Fee Offset Sources
Table 3: Combined Prospectuses	☑Not Applicable
Security Type	Security Class Title	Amount of Securities Previously Registered	Maximum Aggregate Offering Price of Securities Previously Registered	Form Type	File Number	Initial Effective Date